FIFTH AMENDMENT
                           TO EMPLOYMENT AGREEMENT
                             DATED MARCH 25, 1993




         Reference is made to the Executive Employment Agreement dated as of March 25, 1993, as amended by an Amendment dated April 27, 1994, a Second Amendment dated May 2, 1995, a Third Amendment dated November 7, 1995 and a Fourth Amendment dated April 5, 1996 (the "Agreement") by and between J. Baker, Inc. and Larry I. Kelley. Pursuant to paragraph 19 of the Agreement and in order to further amend certain provisions of the Agreement, the Agreement is hereby amended as follows:

         1. Paragraph 9(e) of the Agreement is hereby amended by deleting the phrase "one (1) year of Base Salary" in the fourteenth (14th) line thereof and inserting in its place the phrase "two (2) years Base Salary".

         2. All other terms of the Agreement shall remain unchanged and continue in full force and effect.




J. BAKER, INC.




By: /s/ Jerry M. Socol                                   June 5, 1996
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         Jerry M. Socol                                  Date
         President and
         Chief Executive Officer




/s/ Larry I. Kelley                                      June 5, 1996
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         Larry I. Kelley                                 Date